UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

_________________

Date of Report (Date of earliest event reported): June 16, 2015

CIRQUE ENERGY, INC.

(Exact Name of Registrant as Specified in Charter)

Florida	000-52438	65-0855736
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

414 West Wackerly Street Midland, Michigan	48640-4701
(Address of principal executive offices)	(Zip Code)

989-315-7830

(Registrant’s telephone number, including area code)

Copies to:

Sichenzia Ross Friedman Ference LLP

61 Broadway, 32nd Floor

New York, NY 10006

Attn.: Marc Ross, Esq.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the special meeting of the stockholders of Cirque Energy, Inc. (the “Company”), held on June 10, 2015, the Company’s stockholders approved an amendment to the Company’s Articles of Incorporation increasing the number of authorized shares of common stock of the Company, par value $0.001 per share, from 300,000,000 to 900,000,000 shares.

The change in the authorized number of shares of the Company’s common stock was effected pursuant to the Articles of Amendment to the Company’s Articles of Incorporation (the “Amendment”) filed with the Secretary of State of the State of Florida on June 15, 2015, which became effective on June 16, 2015.

The foregoing description is qualified in its entirety by the Amendment, which is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIRQUE ENERGY, INC.

Date: June 18, 2015	By:	/s/ David W. Morgan
David W. Morgan,
Chief Financial Officer